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Exhibit 10.2
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Series 1, No. __                                                    $__________

                        LIBERTY FINANCIAL COMPANIES, INC.

                                 PROMISSORY NOTE

Liberty Financial Companies, Inc., a Massachusetts corporation (hereinafter called the "Company", which term includes any successor corporation under the Loan Agreement referred to below), for value received, hereby promises to pay to __________, or registered assigns, the principal sum of ___________ DOLLARS ($___________) on September 28, ____, and to pay interest thereon from September 28, 2000 or from the most recent interest payment date to which interest has been paid, payable semiannually on March 31 and September 30 in each year (each, an "Interest Payment Date"), commencing March 31, 2001, at the Interest Rate referred to below, until the principal hereof is paid. Interest on this Note shall be calculated on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date or maturity date falls on a day that is not a Business Day, the required payment shall be made on the next Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or maturity date, as the case may be, to such next Business Day. The interest so payable and punctually paid on any Interest Payment Date will, as provided in such Loan Agreement, be paid to the Person in whose name this Note (or one or more predecessor securities) is registered, at the close of business on the regular record date for such interest, which shall be March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest which is payable, but is not punctually paid, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant regular record date by virtue of having been such Holder, and may be paid to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on a subsequent special record date (which shall be at least ten days before the payment date) for the payment of such defaulted interest to be fixed by the Company, notice whereof shall be given to the Holders of Notes of this series not less than 15 days prior to such Special Record Date.

Payment of the principal of and interest on this Note will be made at the office of the Company maintained for that purpose in Boston, Massachusetts in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, interest may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or payment to such Person may be made by wire transfer to the account designated by such Person in writing.

This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes") issued and to be issued in one or more series under a Loan Agreement, dated as of September 28, 2000 (herein called, together with all loan agreements supplemental thereto, the "Loan Agreement), between the Company and Liberty Mutual Insurance Company, as Agent (herein called the "Agent", which term includes any successor agent under the Loan Agreement), to which Loan Agreement and all loan agreements supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the


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Agent and the Holders of the Notes. This Note is one of a series, limited
(subject to exceptions provided in the Loan Agreement) to an aggregate principal amount of $200,000,000.00.

THE INTEREST RATE APPLICABLE TO THIS NOTE SHALL BE ____% PER ANNUM (THE "INTEREST RATE").

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Loan Agreement.

The Loan Agreement contains provisions permitting, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series issued under the Loan Agreement at any time by the Company and the Agent with the written consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series affected thereby. The Loan Agreement further provides that without the consent of any Holder the Company and the Agent may amend or supplement the Loan Agreement or the Notes to, among other things, cure any ambiguity, defect or inconsistency, provided that no such action shall adversely affect the interest of the Holders. The Loan Agreement also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of any series at the time outstanding, on behalf of the Holders of all Securities of such series, or the Holders of at least a majority in principal amount of all the Outstanding Securities voting as one class, to waive compliance by the Company with certain provisions of the Loan Agreement and certain past defaults under the Loan Agreement and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

This Note is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

No reference herein to the Loan Agreement and no provision of this Note or of the Loan Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note, at the times, place and rate, and in the coin or currency, herein and in the Loan Agreement prescribed.

As provided in the Loan Agreement and subject to certain limitations set forth therein and in this Note, the transfer of this Note may be registered on the Security Register upon surrender of this Note for registration of transfer at the office of the Company, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons. As provided in the Loan Agreement, and subject to certain limitations set forth in the Loan Agreement and in this Note, the Notes are exchangeable for a like


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aggregate principal amount of Notes of this series in authorized denominations, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange.

Prior to due presentment of this Note for registration of transfer, the Company and the Agent may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company nor the Agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of, or the interest on, this Note or for any claim based hereon or otherwise in any manner in respect hereof, or in respect of the Loan Agreement, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation, whether by virtue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty or in any other manner, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Note shall have the effect of an instrument executed under seal and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements and instruments made and to be performed wholly within such Commonwealth.

All terms used in this Note without definition that are defined in the Loan Agreement shall have the meanings assigned to them in the Loan Agreement.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                    LIBERTY FINANCIAL COMPANIES, INC.


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Dated:  September 28, 2000